UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number: 811-21485

Cohen & Steers Infrastructure Fund, Inc.

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

Francis C. Poli

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 832-3232

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Item 1. Reports to Stockholders.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

To Our Shareholders:

We would like to share with you our report for the year ended December 31, 2017. The total returns for the Fund and its comparative benchmarks were:

	Six Months Ended December 31, 2017	Year Ended December 31, 2017
Cohen & Steers Infrastructure Fund at Net Asset Value[a]	6.58%	25.33%
Cohen & Steers Infrastructure Fund at Market Value[a]	5.79%	33.89%
Blended Benchmark—80% FTSE Global Core Infrastructure 50/50 Net Tax Index / 20% ICE BofAML Fixed-Rate Preferred Securities Index[b]	4.17%	16.82%
S&P 500 Index[b]	11.42%	21.83%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Managed Distribution Policy

Cohen & Steers Infrastructure Fund, Inc. (the Fund), acting in accordance with an exemptive order received from the U.S. Securities and Exchange Commission (SEC) and with approval of its Board of Directors, adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular monthly cash distributions to its shareholders (the Plan). The Plan gives the Fund greater flexibility to realize long-term capital gains and to distribute those gains on a regular monthly basis. In accordance with the Plan, the Fund distributed $0.134 per share on a monthly basis in 2017. Acting pursuant to delegation by the Board of Directors, on December 18,

[a]	As a closed-end investment company, the price of the Fund’s exchange-traded shares will be set by market forces and can deviate from the net asset value (NAV) per share of the Fund.
[b]	The FTSE Global Core Infrastructure 50/50 Net Tax Index is a market-capitalization-weighted index of worldwide infrastructure and infrastructure-related securities and is net of dividend withholding taxes. Constituent weights are adjusted semi-annually according to three broad industry sectors: 50% utilities, 30% transportation, and a 20% mix of other sectors, including pipelines, satellites, and telecommunication towers. The ICE BofAML Fixed-Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

2017, the Dividend Committee of the Board of Directors approved an increase to the Fund’s monthly distribution to $0.155 per share, effective with the January 2018 distribution.

The Fund may pay distributions in excess of the Fund’s investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund’s assets. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Fund’s Plan. The Fund’s total return based on NAV is presented in the table above as well as in the Financial Highlights table.

The Plan provides that the Board of Directors may amend or terminate the Plan at any time without prior notice to Fund shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination. The termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above NAV) or widening an existing trading discount.

Market Review

Global equities climbed to all-time highs in 2017, aided by synchronized global growth, low interest rates and the prospect of U.S. tax cuts. The U.S. economy accelerated toward 3% annualized growth and consumer confidence neared a 20-year high. Europe grew at its fastest pace in a decade following years of moderate recovery. Within Asia Pacific, China’s GDP growth continued to moderate, although it remained near 7% and the country’s industrial sector showed steady expansion. Growth in Japan picked up from lackluster levels, with improvements in both manufacturing and services.

Global listed infrastructure achieved strong returns in this environment, with sizable gains from a number of the group’s more-cyclical stocks. However, the asset class lagged the broad global equities, as defined by the MSCI World Index, reflecting more-modest gains in utilities and weakness in midstream energy stocks.

Infrastructure and Tax Reform

The Tax Cuts and Jobs Act was signed into law on December 22, 2017, potentially benefiting infrastructure by adding fuel to an already healthy economy. The law has differing implications for specific sectors. Freight rail companies, for example, could see a large earnings boost due to a substantial reduction in the corporate tax rate, as they pay some of the highest effective tax rates among infrastructure businesses. Regulated utilities, on the other hand, would seem to have generally less to gain from corporate tax cuts, as the benefit is usually passed through to customers in the form of lower rates.

Fund Performance

The Fund had a positive total return for the year and outperformed its benchmark on both a NAV and market price basis. Nearly all infrastructure sectors had gains in the period, with economically sensitive transportation sectors such as airports and toll roads generally posting the strongest returns. The less-cyclical communications sector also had a sizable gain, led by tower companies, which benefited from favorable growth prospects stemming from continued growth in data demand. Stock

COHEN & STEERS INFRASTRUCTURE FUND, INC.

selection in communications was favorable, as the Fund was overweight towers and had no investments in satellite companies, which struggled amid reduced guidance related to increased competition.

Electric utilities underperformed as investors targeted other sectors with better growth prospects. Utilities also tend to be more sensitive to rising interest rates, which appeared poised to move higher. Our underweight and stock selection in the electric utilities sector aided performance.

Midstream energy stocks significantly underperformed, reflecting uncertainty around distribution-rate cuts and expectations for slowing distribution-rate growth as certain companies took steps to become more self-funding. However, the sector ended the year on a positive note, rising in response to OPEC’s (the Organization of Petroleum Exporting Countries) announcement that it would extend oil production cuts through the end of 2018.

Stock selection in the midstream energy sector contributed to relative performance. We were underweight Enbridge, which struggled through much of the period as investors sought clarity on the company’s funding plans. In addition, we had an out-of-index allocation to Cheniere Energy, which benefited from the ramp-up of liquefied natural gas (LNG) exports and plans for the continued build-out of its LNG facilities. Stock selection in the gas distribution sector aided relative returns as well.

Factors that detracted from relative performance included stock selection in the diversified sector. We had an overweight position in Macquarie Infrastructure, which declined. The company’s third-quarter earnings results, which were generally in line with guidance, were tepidly received, even as Macquarie announced another increase in its dividend. Stock selection in the toll roads and railways sectors also hindered performance. Within toll roads, we had an underweight position in Abertis, a Spain-based company that received a takeover bid at a significant premium to its share price.

Impact of Leverage on Fund Performance

The Fund employs leverage as part of a yield-enhancement strategy. Leverage, which can increase total return in rising markets (just as it can have the opposite effect in declining markets), significantly contributed to the Fund’s performance for the 12-month period ended December 31, 2017.

Impact of Foreign Currency on Fund Performance

The currency impact of the Fund’s investments in foreign securities contributed positively to absolute performance during the period. Although the Fund reports its NAV and pays dividends in U.S. dollars, the Fund’s investments denominated in foreign currencies are subject to foreign currency risk. Most currencies appreciated against the U.S. dollar, including the euro, U.K. pound and Japanese yen. Consequently, changes in the exchange rates between foreign currencies and the U.S. dollar were a net tailwind for absolute returns.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Sincerely,

ROBERT S. BECKER Portfolio Manager	BEN MORTON Portfolio Manager

WILLIAM F. SCAPELL Portfolio Manager	ELAINE ZAHARIS-NIKAS Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories including real estate securities, listed infrastructure, commodities and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Our Leverage Strategy

(Unaudited)

Our current leverage strategy utilizes borrowings up to the maximum permitted by the Investment Company Act of 1940 to provide additional capital for the Fund, with an objective of increasing the net income available for shareholders. As of December 31, 2017, leverage represented 28% of the Fund’s managed assets.

Through a combination of variable and fixed rate financing, the Fund has locked in interest rates on a significant portion of this additional capital for periods expiring in 2020, 2021 and 2022a (where we effectively reduce our variable rate obligation and lock in our fixed rate obligation over various terms). Locking in a significant portion of our leveraging costs is designed to protect the dividend-paying ability of the Fund. The use of leverage increases the volatility of the Fund’s NAV in both up and down markets. However, we believe that locking in portions of the Fund’s leveraging costs for the various terms partially protects the Fund’s expenses from an increase in short-term interest rates.

Leverage Factsb,c

Leverage (as a % of managed assets)	28%
% Fixed Rate	85%
% Variable Rate	15%
Weighted Average Rate on Financing	2.4%[a]
Weighted Average Term on Financing	3.6 years[a]

The Fund seeks to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

[a]	On February 24, 2015, the Fund amended its credit agreement to extend the fixed rate financing terms, originally expiring in 2017, 2018 and 2019, by three years, now expiring in 2020, 2021 and 2022. The weighted average rate on financing does not include the three year extension for the 2021 and 2022 fixed-rate tranches and will increase as the extended fixed-rate tranches become effective. The weighted average term of financing includes the three year extension.
[b]	Data as of December 31, 2017. Information is subject to change.
[c]	See Note 6 in Notes to Financial Statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

December 31, 2017

Top Ten Holdingsa

(Unaudited)

Security	Value	% of Managed Assets
Crown Castle International Corp.	$152,818,253	5.0
NextEra Energy	130,295,104	4.3
Enbridge	124,461,778	4.1
American Tower Corp.	116,788,521	3.9
Union Pacific Corp.	75,155,675	2.5
Xcel Energy	72,205,701	2.4
Kinder Morgan	69,055,517	2.3
Atlantia S.p.A.	63,275,397	2.1
CLP Holdings Ltd.	61,240,236	2.0
WEC Energy Group	59,931,950	2.0

[a]	Top ten holdings are determined on the basis of the value of individual securities held. The Fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Country Breakdown

(Based on Managed Assets)

(Unaudited)

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS

December 31, 2017

		Number of Shares/Units	Value

COMMON STOCK	117.6%
AUSTRALIA	5.6%
ELECTRIC—REGULATED ELECTRIC	1.4%
Spark Infrastructure Group		15,978,654	$31,293,048

PIPELINES—C-CORP	0.8%
APA Group[a]		2,774,464	18,032,587

RAILWAYS	0.8%
Aurizon Holdings Ltd.		4,449,785	17,220,853

TOLL ROADS	2.6%
Transurban Group[a]		5,755,245	55,817,308

TOTAL AUSTRALIA			122,363,796

BRAZIL	4.0%
RAILWAYS	1.4%
Rumo SAb		8,173,940	31,960,448

WATER	2.6%
Cia de Saneamento Basico do Estado de Sao Paulo[a]		5,436,433	56,263,828

TOTAL BRAZIL			88,224,276

CANADA	10.5%
PIPELINES—C-CORP	8.7%
Enbridge[a]		3,182,434	124,461,778
Kinder Morgan Canada Ltd., 144Ac		893,700	12,093,745
Pembina Pipeline Corp.		1,489,993	53,945,570

			190,501,093

RAILWAYS	1.8%
Canadian Pacific Railway Ltd.[a]		212,443	38,814,367

TOTAL CANADA			229,315,460

CHINA	1.1%
TOLL ROADS
Jiangsu Expressway Co., Ltd., Class H (HKD)		15,242,000	23,215,574

FRANCE	3.9%
AIRPORTS	0.9%
Aeroports de Paris		105,923	20,144,025

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2017

		Number of Shares/Units	Value
TOLL ROADS	3.0%
Eiffage SA		302,160	$33,114,994
Vinci SA		305,664	31,228,825

			64,343,819

TOTAL FRANCE			84,487,844

GERMANY	2.1%
AIRPORTS	1.2%
Fraport AG		237,221	26,146,061

ELECTRIC—REGULATED ELECTRIC	0.9%
Innogy SE, 144Ac		494,023	19,368,209

TOTAL GERMANY			45,514,270

HONG KONG	4.0%
ELECTRIC—REGULATED ELECTRIC	2.8%
CLP Holdings Ltd.[a]		5,984,500	61,240,236

PIPELINES—C-CORP	0.7%
Beijing Enterprises Holdings Ltd.		2,386,500	14,173,266

WATER	0.5%
Guangdong Investment Ltd.		8,491,247	11,368,251

TOTAL HONG KONG			86,781,753

ITALY	5.3%
COMMUNICATIONS—TOWERS	2.4%
Ei Towers S.p.A.[a]		233,441	14,985,030
Infrastrutture Wireless Italiane S.p.A., 144Ac		4,969,433	36,967,939

			51,952,969

TOLL ROADS	2.9%
Atlantia S.p.A.[a]		2,003,652	63,275,397

TOTAL ITALY			115,228,366

JAPAN	7.2%
ELECTRIC—INTEGRATED ELECTRIC	2.2%
Kyushu Electric Power Co.		2,352,800	24,660,811
Tohoku Electric Power Co.		1,864,400	23,843,802

			48,504,613

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2017

		Number of Shares/Units	Value
GAS DISTRIBUTION	0.8%
Tokyo Gas Co., Ltd.		744,200	$17,030,572

RAILWAYS	4.2%
Central Japan Railway Co.[a]		267,199	47,855,121
West Japan Railway Co.		590,000	43,079,033

			90,934,154

TOTAL JAPAN			156,469,339

MEXICO	2.3%
AIRPORTS	1.5%
Grupo Aeroportuario del Pacifico SAB de CV, B Shares		3,209,302	32,970,325

TOLL ROADS	0.8%
OHL Mexico SAB de CVa		10,298,002	16,791,046

TOTAL MEXICO			49,761,371

NEW ZEALAND	1.8%
AIRPORTS
Auckland International Airport Ltd.[a]		8,575,265	39,380,849

SPAIN	5.3%
AIRPORTS	2.4%
Aena SME SA, 144Ac		262,169	53,161,196

TOLL ROADS	2.9%
Abertis Infraestructuras SA		646,380	14,386,612
Ferrovial SA		2,096,938	47,615,481

			62,002,093

TOTAL SPAIN			115,163,289

SWITZERLAND	1.0%
AIRPORTS
Flughafen Zuerich AG		93,835	21,464,233

THAILAND	2.1%
AIRPORTS
Airports of Thailand PCL		22,282,200	46,492,470

UNITED KINGDOM	2.3%
ELECTRIC—REGULATED ELECTRIC	1.5%
National Grid PLC		2,742,655	32,404,934

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2017

		Number of Shares/Units	Value
WATER	0.8%
United Utilities Group PLC[a]		1,666,007	$18,658,447

TOTAL UNITED KINGDOM			51,063,381

UNITED STATES	59.1%
COMMUNICATIONS—TOWERS	12.4%
American Tower Corp.[a,d]		818,592	116,788,521
Crown Castle International Corp.[a,d]		1,376,617	152,818,253

			269,606,774

DIVERSIFIED	1.6%
Macquarie Infrastructure Co. LLC[a,d]		536,079	34,416,272

ELECTRIC	24.3%
INTEGRATED ELECTRIC	7.6%
NextEra Energy[a,d]		834,209	130,295,104
Pattern Energy Group[a,d]		1,644,428	35,338,758

			165,633,862

REGULATED ELECTRIC	16.7%
Alliant Energy Corp.[a,d]		1,026,803	43,752,076
CMS Energy Corp.[a,d]		862,758	40,808,453
DTE Energy Co.[a,d]		323,925	35,456,830
Edison International[a,d]		823,711	52,091,484
Great Plains Energy[a,d]		1,094,437	35,284,649
PG&E Corp.[a,d]		535,054	23,986,471
WEC Energy Group[a,d]		902,182	59,931,950
Xcel Energy[a,d]		1,500,846	72,205,701

			363,517,614

TOTAL ELECTRIC			529,151,476

GAS DISTRIBUTION	5.3%
Atmos Energy Corp.[a,d]		603,261	51,814,087
NiSource[a,d]		1,498,390	38,463,671
Southwest Gas Holdings[a,d]		315,103	25,359,490

			115,637,248

PIPELINES	8.9%
PIPELINES—C-CORP	7.0%
Antero Midstream GP LPa		682,685	13,462,548

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2017

		Number of Shares/Units	Value
Cheniere Energy[a,b,d]		1,048,885	$56,471,969
Kinder Morgan[a,d]		3,821,556	69,055,517
SemGroup Corp., Class Aa		489,577	14,785,225

			153,775,259

PIPELINES—MLP	1.9%
Hess Midstream Partners LPa,d		465,455	9,220,663
MPLX LPa		888,494	31,514,882

			40,735,545

TOTAL PIPELINES			194,510,804

RAILWAYS	4.0%
CSX Corp.[a,d]		199,717	10,986,432
Union Pacific Corp.[a,d]		560,445	75,155,675

			86,142,107

WATER	2.6%
American Water Works Co.[a,d]		624,124	57,101,105

TOTAL UNITED STATES			1,286,565,786

TOTAL COMMON STOCK (Identified cost—$2,017,761,536)			2,561,492,057

PREFERRED SECURITIES—$25 PAR VALUE	6.5%
BERMUDA	0.1%
INSURANCE—REINSURANCE
Arch Capital Group Ltd., 5.45%, Series F (USD)[e]		80,000	2,027,200

UNITED STATES	6.4%
BANKS	3.1%
Bank of America Corp., 6.20%, Series CCe		112,525	3,087,686
Bank of America Corp., 6.00%, Series EEe		150,000	4,078,500
Bank of America Corp., 6.50%, Series Ya,e		212,456	5,740,561
BB&T Corp., 5.625%[e]		104,332	2,816,964
Capital One Financial Corp., 6.70%, Series De		85,183	2,284,608
Capital One Financial Corp., 5.20%, Series Ge		52,780	1,321,083
Capital One Financial Corp., 6.00%, Series He		54,285	1,461,352
Citigroup, 6.875% to 11/15/23, Series Ke,f		127,834	3,647,104
Citigroup, 6.30%, Series Se		147,743	3,978,719

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2017

		Number of Shares/Units	Value
GMAC Capital Trust I, 7.201% , due 2/15/40, Series 2 (TruPS) (FRN) (3 Month US LIBOR + 5.785%)[g]		174,902	$4,538,707
Huntington Bancshares, 6.25%, Series De		73,122	2,057,653
JPMorgan Chase & Co., 6.10%, Series AAa,d,e		196,847	5,308,964
JPMorgan Chase & Co., 6.125%, Series Ya,e		180,722	4,816,241
New York Community Bancorp, 6.375% to 3/7/27, Series Aa,e,f		107,293	3,068,580
Regions Financial Corp., 6.375% to 9/15/24, Series Ba,d,e,f		98,085	2,788,557
Wells Fargo & Co, 5.25%, Series Pe		100,000	2,519,000
Wells Fargo & Co., 5.85% to 9/15/23, Series Qa,e,f		150,000	4,050,000
Wells Fargo & Co., 6.00%, Series Ta,e		150,000	3,967,500
Wells Fargo & Co., 5.70%, Series Wa,d,e		168,039	4,367,334
Wells Fargo & Co., 5.625%, Series Ye		99,275	2,575,193

			68,474,306

ELECTRIC	1.0%
INTEGRATED ELECTRIC	0.8%
Integrys Holdings, 6.00% to 8/1/23, due 8/1/73[a,f]		234,338	6,353,489
NextEra Energy Capital Holdings, 5.25%, due 6/1/76, Series Ka		163,056	4,169,342
Southern Co./The, 6.25%, due 10/15/75[a,d]		193,189	5,214,171
Southern Co./The, 5.25%, due 12/1/77		90,000	2,290,500

			18,027,502

REGULATED ELECTRIC	0.2%
DTE Energy Co., 5.375%, due 6/1/76, Series Ba		156,011	3,973,600

TOTAL ELECTRIC			22,001,102

FINANCIAL	0.7%
DIVERSIFIED FINANCIAL SERVICES	0.1%
KKR & Co. LP, 6.75%, Series Aa,e		112,000	3,025,120

INVESTMENT BANKER/BROKER	0.6%
Charles Schwab Corp./The, 5.95%, Series Da,e		72,943	1,969,461
Morgan Stanley, 6.875% to 1/15/24, Series Fe,f		141,847	4,034,129
Morgan Stanley, 6.375% to 10/15/24, Series Ie,f		125,000	3,481,250

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2017

		Number of Shares/Units	Value
Morgan Stanley, 5.85% to 4/15/27, Series Ke,f		99,200	$2,688,320

			12,173,160

TOTAL FINANCIAL			15,198,280

INDUSTRIALS—CHEMICALS	0.3%
CHS, 7.10% to 3/31/24, Series 2[e,f]		135,283	3,701,343
CHS, 6.75% to 9/30/24, Series 3[a,e,f]		137,935	3,651,139

			7,352,482

INSURANCE—MULTI-LINE	0.1%
Hanover Insurance Group/The, 6.35%, due 3/30/53		82,237	2,082,241

INTEGRATED TELECOMMUNICATIONS SERVICES	0.1%
AT&T, 5.35%, due 11/1/66		100,000	2,609,000

PIPELINES	0.1%
NuStar Energy LP, 7.625% to 6/15/22, Series Be,f		80,000	1,812,000

REAL ESTATE—DIVERSIFIED	0.4%
Saul Centers, 6.875%, Series Ce		79,140	1,998,285
VEREIT, 6.70%, Series Fa,e		246,816	6,311,085

			8,309,370

TECHNOLOGY—SOFTWARE	0.1%
eBay, 6.00%, due 2/1/56[a]		95,400	2,570,076

UTILITIES	0.5%
Dominion Resources, 5.25%, due 7/30/76, Series Aa		179,006	4,577,184
SCE Trust IV, 5.375% to 9/15/25, Series Je,f		111,918	2,887,484
SCE Trust VI, 5.00%[e]		104,000	2,498,080

			9,962,748

TOTAL UNITED STATES			140,371,605

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$134,552,621)			142,398,805

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2017

		Principal Amount	Value
PREFERRED SECURITIES—CAPITAL SECURITIES	14.7%
AUSTRALIA	0.7%
BANKS	0.3%
Australia & New Zealand Banking Group Ltd./United Kingdom, 6.75% to 6/15/26, 144A (USD)[a,c,e,f]		$4,000,000	$4,560,000
Macquarie Bank Ltd./London, 6.125% to 3/8/27, 144A (USD)[a,c,e,f]		2,200,000	2,290,750

			6,850,750

INSURANCE—PROPERTY CASUALTY	0.3%
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (USD)[f]		4,000,000	4,550,000
QBE Insurance Group Ltd., 5.875% to 6/17/26, due 6/17/46, Series EMTN (USD)[f]		1,800,000	1,963,636

			6,513,636

MATERIAL—METALS & MINING	0.1%
BHP Billiton Finance USA Ltd., 6.75% to 10/19/25, due 10/19/75, 144A (USD)[c,f]		2,000,000	2,340,180

TOTAL AUSTRALIA			15,704,566

CANADA	1.0%
PIPELINES	0.6%
Enbridge, 5.50% to 7/15/27, due 7/15/77 (USD)[f]		1,242,000	1,237,342
Enbridge, 6.00% to 1/15/27, due 1/15/77, Series 16-A (USD)[f]		360,000	375,300
Transcanada Trust, 5.625% to 5/20/25, due 5/20/75 (USD)[f]		2,000,000	2,110,000
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (USD)[a,d,f]		4,990,000	5,414,150
Transcanada Trust, 5.30% to 3/15/27, due 3/15/77 (USD)[f]		2,975,000	3,073,547

			12,210,339

UTILITIES—ELECTRIC UTILITIES	0.4%
Emera, 6.75% to 6/15/26, due 6/15/76, Series 16-A (USD)[a,d,f]		8,250,000	9,322,500

TOTAL CANADA			21,532,839

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2017

		Principal Amount	Value
DENMARK	0.1%
BANKS
Danske Bank A/S, 6.125% to 3/28/24 (USD)[e,f]		$2,600,000	$2,777,775

FRANCE	0.9%
BANKS	0.7%
BNP Paribas, 7.195% to 6/25/37, 144A (USD)[a,c,e,f]		3,000,000	3,472,500
BNP Paribas SA, 7.375% to 8/19/25, 144A (USD)[c,e,f]		1,800,000	2,081,250
BNP Paribas SA, 7.625% to 3/30/21, 144A (USD)[a,c,e,f]		3,800,000	4,189,500
Credit Agricole SA, 8.125% to 12/23/25, 144A (USD)[a,c,e,f]		2,950,000	3,545,475
Societe Generale SA, 7.375% to 9/13/21, 144A (USD)[a,c,e,f]		2,600,000	2,824,380

			16,113,105

INSURANCE—LIFE/HEALTH INSURANCE	0.2%
La Mondiale Vie, 7.625% to 4/23/19 (USD)[e,f]		3,250,000	3,448,039

TOTAL FRANCE			19,561,144

GERMANY	0.2%
BANKS
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144A (USD)[a,c,d]		3,088,000	4,105,119

ITALY	0.5%
UTILITIES—ELECTRIC UTILITIES
Enel SpA, 8.75% to 9/24/23, due 9/24/73, 144A (USD)[a,c,f]		8,635,000	10,761,369

JAPAN	0.8%
INSURANCE—LIFE/HEALTH INSURANCE	0.5%
Dai-ichi Life Insurance Co. Ltd., 5.10% to 10/28/24, 144A (USD)[a,c,e,f]		2,000,000	2,120,000
Meiji Yasuda Life Insurance Co., 5.20% to 10/20/25, due 10/20/45, 144A (USD)[a,c,d,f]		3,600,000	3,861,000
Nippon Life Insurance Co., 5.10% to 10/16/24, due 10/16/44, 144A (USD)[a,c,f]		5,000,000	5,287,500

			11,268,500

INTEGRATED TELECOMMUNICATIONS SERVICES	0.3%
SoftBank Group Corp., 6.00% to 7/19/23 (USD)[e,f]		1,100,000	1,089,754

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2017

		Principal Amount	Value
SoftBank Group Corp., 6.875% to 7/19/27 (USD)[e,f]		$3,900,000	$3,956,043

			5,045,797

TOTAL JAPAN			16,314,297

NETHERLANDS	0.6%
BANKS
ING Groep N.V., 6.875% to 4/16/22 (USD)[e,f]		3,600,000	3,942,000
Rabobank Nederland, 11.00% to 6/30/19, 144A (USD)[a,c,e,f]		8,120,000	9,104,550

TOTAL NETHERLANDS			13,046,550

NORWAY	0.2%
BANKS
DNB Bank ASA, 6.50% to 3/26/22 (USD)[e,f]		3,000,000	3,232,500

SPAIN	0.1%
BANKS
Banco Bilbao Vizcaya Argentaria SA, 9.00% to 5/9/18 (USD)[e,f]		2,400,000	2,460,000

SWEDEN	0.1%
BANKS
Swedbank AB, 6.00% to 3/17/22 (USD)[e,f]		3,000,000	3,179,454

SWITZERLAND	1.0%
BANKS	0.8%
Credit Suisse Group AG, 7.125% to 7/29/22 (USD)[e,f]		4,800,000	5,259,600
Credit Suisse Group AG, 7.50% to 12/11/23, 144A (USD)[c,e,f]		2,391,000	2,737,575
UBS Group AG, 6.875% to 3/22/21 (USD)[e,f]		1,800,000	1,933,650
UBS Group AG, 7.125% to 2/19/20 (USD)[e,f]		5,046,000	5,368,919
UBS Group AG, 7.125% to 8/10/21 (USD)[e,f]		1,600,000	1,745,235

			17,044,979

INSURANCE—REINSURANCE	0.2%
Aquarius + Investments PLC, 8.25% to 9/1/18, Series EMTN (USD)[e,f]		4,000,000	4,148,928

TOTAL SWITZERLAND			21,193,907

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2017

		Principal Amount		Value
UNITED KINGDOM	2.4%
BANKS
Barclays PLC, 7.875% to 3/15/22 (USD)[e,f]		$2,600,000		$2,856,750
Barclays PLC, 8.25% to 12/15/18 (USD)[a,e,f]		4,161,000		4,370,610
HBOS Capital Funding LP, 6.85% (USD)[e]		2,400,000		2,468,640
HSBC Capital Funding LP, 10.176% to 6/30/30, 144A (USD)[a,c,e,f]		9,750,000		15,746,250
HSBC Holdings PLC, 6.375% to 3/30/25 (USD)[e,f]		1,400,000		1,508,500
HSBC Holdings PLC, 6.875% to 6/1/21 (USD)[a,e,f]		3,800,000		4,104,000
Lloyds Banking Group PLC, 7.50% to 6/27/24 (USD)[a,e,f]		4,334,000		4,924,508
Nationwide Building Society, 10.25%[e]		2,780,000		5,906,944
Royal Bank of Scotland Group PLC, 7.648% to 9/30/31 (USD)[a,e,f]		2,004,000		2,625,240
Royal Bank of Scotland Group PLC, 8.625% to 8/15/21 (USD)[a,e,f]		7,400,000		8,352,750

				52,864,192

UNITED STATES	6.1%
BANKS	2.8%
AgriBank FCB, 6.875% to 1/1/24[a,e,f]		37,000	†	4,053,812
Bank of America Corp., 6.10% to 3/17/25, Series AAe,f		1,013,000		1,113,034
Bank of America Corp., 6.30% to 3/10/26, Series DDa,d,e,f		4,500,000		5,096,250
Bank of America Corp., 6.50% to 10/23/24, Series Za,e,f		3,169,000		3,604,738
Citigroup, 6.125% to 11/15/20, Series Ra,e,f		1,225,000		1,304,625
Citigroup, 6.25% to 8/15/26, Series Ta,e,f		3,100,000		3,423,175
CoBank ACB, 6.25% to 10/1/22, Series F, 144Aa,c,e,f		52,500	†	5,709,375
CoBank ACB, 6.25% to 10/1/26, Series Ia,d,e,f		2,866,000		3,158,117
Farm Credit Bank of Texas, 6.75% to 9/15/23, 144Aa,c,e,f		35,300	†	3,883,000
Farm Credit Bank of Texas, 10.00%, 144A, Series Ia,c,e		7,000	†	8,365,000
JPMorgan Chase & Co., 6.75% to 2/1/24, Series Sa,e,f		6,000,000		6,802,500
JPMorgan Chase & Co., 6.10% to 10/1/24, Series Xe,f		3,000,000		3,300,150
JPMorgan Chase & Co., 5.30% to 5/1/20, Series Ze,f		1,850,000		1,923,260
PNC Financial Services Group, 6.75% to 8/1/21[e,f]		3,000,000		3,333,900
Wells Fargo & Co., 5.875% to 6/15/25, Series Ua,e,f		2,320,000		2,572,416
Wells Fargo Capital X, 5.95%, due 12/1/86, (TruPS)		2,830,000		3,226,200

				60,869,552

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2017

		Principal Amount		Value
COMMUNICATIONS—TOWERS	0.4%
Crown Castle International Corp., 6.875%, due 8/1/20, Series A (Convertible)[a]		$7,400	†	$8,366,995

ELECTRIC	0.5%
INTEGRATED ELECTRIC	0.3%
NextEra Energy Capital Holdings, 4.80% to 12/1/27, due 12/1/77[f]		2,354,000		2,372,026
Southern California Edison Co., 6.25% to 2/1/22, Series Ee,f		4,150,000		4,544,665

				6,916,691

REGULATED ELECTRIC	0.2%
Southern Co./The, 5.50% to 3/15/22, due 3/15/57, Series Bf		3,000,000		3,184,111

TOTAL ELECTRIC				10,100,802

FINANCIAL—DIVERSIFIED FINANCIAL SERVICES	0.1%
National Rural Utilities Cooperative Finance Corp., 5.25% to 4/20/26, due 4/20/46[f]		2,304,000		2,479,210

FOOD	0.3%
Dairy Farmers of America, 7.875%, Series A, 144Ac,e,h		60,000	†	6,301,302

INDUSTRIALS—DIVERSIFIED MANUFACTURING	0.2%
General Electric Co., 5.00% to 1/21/21, Series Da,d,e,f		5,407,000		5,579,213

INSURANCE	1.2%
LIFE/HEALTH INSURANCE	1.0%
MetLife, 9.25%, due 4/8/38, 144Aa,c		6,500,000		9,603,750
MetLife, 5.25% to 6/15/20, Series Ca,e,f		5,200,000		5,419,648
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144Aa,c,d		4,500,000		6,018,750

				21,042,148

PROPERTY CASUALTY	0.2%
Liberty Mutual Group, 7.80%, due 3/7/37, 144Aa,c		4,500,000		5,739,750

TOTAL INSURANCE				26,781,898

INTEGRATED TELECOMMUNICATIONS SERVICES	0.5%
Centaur Funding Corp., 9.08%, due 4/21/20, 144Aa,c		8,989	†	10,274,066

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2017

		Principal Amount	Value
PIPELINES	0.1%
Energy Transfer Partners LP, 6.625% to 2/15/28, Series Be,f		$780,000	$759,037
Enterprise Products Operating LLC, 5.25% to 8/16/27, due 8/16/77, Series Ef		536,000	531,980
Plains All American Pipeline LP, 6.125% to 11/15/22, Series Be,f		1,695,000	1,696,695

			2,987,712

TOTAL UNITED STATES			133,740,750

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$282,972,262)			320,474,462

		Number of Shares
SHORT-TERM INVESTMENTS	0.9%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 1.15%[i]		18,485,643	18,485,643

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$18,485,643)			18,485,643

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$2,453,772,062)	139.7%		3,042,850,967
LIABILITIES IN EXCESS OF OTHER ASSETS	(39.7)		(864,810,197)

NET ASSETS (Equivalent to $25.53 per share based on 85,319,794 shares of common stock outstanding)	100.0%		$2,178,040,770

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2017

Glossary of Portfolio Abbreviations

FRN	Floating Rate Note
HKD	Hong Kong Dollar
LIBOR	London Interbank Offered Rate
MLP	Master Limited Partnership
TruPS	Trust Preferred Securities
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

†	Represents shares.
[a]	All or a portion of the security is pledged as collateral in connection with the Fund’s credit agreement. $1,754,015,463 in aggregate has been pledged as collateral.
[b]	Non-income producing security.
[c]	Resale is restricted to qualified institutional investors. Aggregate holdings amounting to $256,513,480 or 11.8% of the net assets of the Fund, of which 0.3% are illiquid.
[d]	A portion of the security has been rehypothecated in connection with the Fund’s credit agreement. $781,498,732 in aggregate has been rehypothecated.
[e]	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated, if any, represents the next call date.
[f]	Security converts to floating rate after the indicated fixed-rate coupon period.
[g]	Variable rate. Rate shown is in effect at December 31, 2017.
[h]	Security value is determined based on significant unobservable inputs (Level 3).
[i]	Rate quoted represents the annualized seven-day yield of the fund.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2017

Sector Summary	% of Managed Assets
Electric (Common)	23.8
Pipelines (Common)	13.8
Communications (Common)	10.6
Toll Roads (Common)	9.4
Railways (Common)	8.8
Banks (Preferred)	8.3
Airports (Common)	7.9
Water (Common)	4.7
Gas Distribution (Common)	4.4
Other	1.7
Insurance (Preferred)	1.6
Diversified (Common)	1.1
Electric (Preferred)	1.1
Utilities (Preferred)	1.0
Integrated Telecommunications Services (Preferred)	0.6
Financial (Preferred)	0.6
Pipelines (Preferred)	0.6

100.0

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments in securities, at value[a] (Identified cost—$2,453,772,062)	$3,042,850,967
Foreign currency, at value (Identified cost—$7,446,019)	7,492,323
Receivable for:
Dividends and interest	11,033,833
Investment securities sold	2,206,316
Other assets	592,274

Total Assets	3,064,175,713

LIABILITIES:
Payable for:
Credit agreement	850,000,000
Investment securities purchased	16,993,843
Dividends and distributions declared	14,086,598
Investment management fees	2,201,325
Foreign capital gains tax	1,968,278
Interest expense	229,313
Administration fees	155,388
Directors’ fees	129
Other liabilities	500,069

Total Liabilities	886,134,943

NET ASSETS	$2,178,040,770

NET ASSETS consist of:
Paid-in capital	$1,477,517,209
Accumulated undistributed net investment income	888,706
Accumulated undistributed net realized gain	112,611,311
Net unrealized appreciation	587,023,544

$2,178,040,770

NET ASSET VALUE PER SHARE:
($2,178,040,770 ÷ 85,319,794 shares outstanding)	$25.53

MARKET PRICE PER SHARE	$24.00

MARKET PRICE PREMIUM (DISCOUNT) TO NET ASSET VALUE PER SHARE	(5.99)%

[a]	Includes $1,754,015,463 pledged, of which $781,498,732 has been rehypothecated, in connection with the Fund’s credit agreement, as described in Note 6.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

Investment Income:
Dividend income (net of $3,137,335 of foreign withholding tax)	$84,432,071
Interest income	18,525,409
Rehypothecation income	178,076

Total Investment Income	103,135,556

Expenses:
Investment management fees	25,136,991
Interest expense	17,228,071
Administration fees	1,595,220
Reports to shareholders	728,338
Custodian fees and expenses	391,014
Directors’ fees and expenses	151,645
Professional fees	140,571
Transfer agent fees and expenses	24,833
Miscellaneous	269,513

Total Expenses	45,666,196

Net Investment Income (Loss)	57,469,360

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	166,631,768
Foreign currency transactions	(350,234)

Net realized gain (loss)	166,281,534

Net change in unrealized appreciation (depreciation) on:
Investments in securities (net of $1,968,278 of foreign capital gains tax)	228,355,948
Foreign currency translations	87,981

Net change in unrealized appreciation (depreciation)	228,443,929

Net Realized and Unrealized Gain (Loss)	394,725,463

Net Increase (Decrease) in Net Assets Resulting from Operations	$452,194,823

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Change in Net Assets:
From Operations:
Net investment income (loss)	$57,469,360	$58,779,653
Net realized gain (loss)	166,281,534	106,743,836
Net change in unrealized appreciation (depreciation)	228,443,929	(10,772,326)

Net increase (decrease) in net assets resulting from operations	452,194,823	154,751,163

Dividends and Distributions to Shareholders from:
Net investment income	(87,583,958)	(53,096,105)
Net realized gain	(63,261,437)	(120,444,355)

Total dividends and distributions to shareholders	(150,845,395)	(173,540,460)

Total increase (decrease) in net assets	301,349,428	(18,789,297)
Net Assets:
Beginning of year	1,876,691,342	1,895,480,639

End of year[a]	$2,178,040,770	$1,876,691,342

[a]	Includes accumulated undistributed net investment income and dividends in excess of net investment income of $888,706 and $552,003, respectively.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

STATEMENT OF CASH FLOWS

For the Year Ended December 31, 2017

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net increase (decrease) in net assets resulting from operations	$452,194,823
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(1,316,089,378)
Proceeds from sales and maturities of long-term investments	1,349,119,681
Net purchases, sales and maturities of short-term investments	36,214,357
Net amortization of premium on investments in securities	920,118
Net non-cash dividends received	(1,598,059)
Net decrease in dividends and interest receivable and other assets	703,312
Net increase in interest expense payable, accrued expenses and other liabilities	2,238,489
Net increase in foreign capital gains tax payable	(1,968,278)
Net change in unrealized appreciation on investments in securities	(228,355,948)
Net realized gain on investments in securities	(166,631,768)

Cash provided by operating activities	126,747,349

Cash Flows from Financing Activities:
Dividends and distributions paid	(174,087,474)

Increase (decrease) in cash	(47,340,125)
Cash at beginning of year (including foreign currency)	54,832,448

Cash at end of year (including foreign currency)	$7,492,323

Supplemental Disclosure of Cash Flow Information and Non-Cash Activities:

During the year ended December 31, 2017, interest paid was $17,136,279.

During the year ended December 31, 2017, as part of an exchange offer from one of the Fund’s investments, the Fund received shares of a new security valued at $4,710,272.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Year Ended December 31,
Per Share Operating Performance:	2017	2016	2015	2014	2013
Net asset value, beginning of year	$22.00	$22.22	$25.79	$23.43	$20.58

Income (loss) from investment operations:
Net investment income (loss)[a]	0.67	0.69	0.68	0.72	0.61
Net realized and unrealized gain (loss)	4.63	1.12	(2.66)	3.12	3.67 [b]

Total from investment operations	5.30	1.81	(1.98)	3.84	4.28

Less dividends and distributions to shareholders from:
Net investment income	(1.03)	(0.62)	(0.72)	(0.69)	(0.71)
Net realized gain	(0.74)	(1.41)	(0.88)	(0.79)	(0.73)

Total dividends and distributions to shareholders	(1.77)	(2.03)	(1.60)	(1.48)	(1.44)

Anti-dilutive effect from the repurchase of shares	—	—	0.01	—	0.01

Net increase (decrease) in net asset value	3.53	(0.22)	(3.57)	2.36	2.85

Net asset value, end of year	$25.53	$22.00	$22.22	$25.79	$23.43

Market value, end of year	$24.00	$19.36	$19.08	$22.72	$20.60

Total net asset value return[c]	25.33%	9.22%	–6.85%	17.27%	22.30%

Total market value return[c]	33.89%	11.93%	–9.21%	17.51%	18.02%

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	For the Year Ended December 31,
Ratios/Supplemental Data:	2017	2016	2015	2014	2013
Net assets, end of year (in millions)	$2,178.0	$1,876.7	$1,895.5	$2,210.3	$2,007.7

Ratio of expenses to average daily net assets	2.17%	2.19%	2.11%	2.01%	2.23%

Ratio of expenses to average daily net assets (excluding interest expense)	1.35%	1.36%	1.35%	1.30%	1.42%

Ratio of net investment income (loss) to average daily net assets	2.73%	2.97%	2.73%	2.78%	2.77%

Ratio of expenses to average daily managed[d]	1.54%	1.53%	1.50%	1.46%	1.57%

Portfolio turnover rate	46%	51%	58%	33%	58%

Credit Agreement
Asset coverage ratio for credit agreement	356%	321%	323%	360%	336%

Asset coverage per $1,000 for credit agreement	$3,562	$3,208	$3,230	$3,600	$3,362

[a]	Calculation based on average shares outstanding.
[b]	Includes gains resulting from class action litigation payments on securities owned in prior years. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $3.65 and the total return on a net asset value basis would have been 22.23%.
[c]	Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund’s market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.
[d]	Average daily managed assets represent net assets plus the outstanding balance of the credit agreement.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Infrastructure Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on January 8, 2004 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, closed-end management investment company. The Fund’s investment objective is total return with emphasis on income.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter (OTC) market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates,

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anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value (NAV).

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

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•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 investments as of December 31, 2017.

The following is a summary of the inputs used as of December 31, 2017 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock:
Thailand	$46,492,470	$—	$46,492,470	$—
Other Countries	2,514,999,587	2,514,999,587	—	—
Preferred Securities—
$25 Par Value:
United States	140,371,605	134,018,116	6,353,489	—
Other Countries	2,027,200	2,027,200	—	—
Preferred Securities—
Capital Securities:
United States	133,740,750	8,366,995	119,072,453	6,301,302
Other Countries	186,733,712	—	186,733,712	—
Short-Term Investments	18,485,643	—	18,485,643	—

Total Investments in Securities[a]	$3,042,850,967	$2,659,411,898	$377,137,767	$6,301,302	[b]

[a]	Portfolio holdings are disclosed individually on the Schedule of Investments.
[b]	Level 3 investments are valued by a third-party pricing service. The inputs for these securities are not readily available or cannot be reasonably estimated. A change in the significant unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

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The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Preferred Securities— Capital Securities— United States
Balance as of December 31, 2016	$6,275,628
Change in unrealized appreciation (depreciation)	25,674

Balance as of December 31, 2017	$6,301,302

The change in unrealized appreciation (depreciation) attributable to securities owned on December 31, 2017 which were valued using significant unobservable inputs (Level 3) amounted to $25,674.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Master Limited Partnerships (MLPs) are recorded as income and return of capital based on information reported by the MLPs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the MLPs and actual amounts may differ from the estimated amounts.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency exchange contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may

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differ from GAAP. Dividends from net investment income, if any, are declared quarterly and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund’s Reinvestment Plan, unless the shareholder has elected to have them paid in cash.

The Fund has a managed distribution policy in accordance with exemptive relief issued by the U.S. Securities and Exchange Commission (SEC). The Plan gives the Fund greater flexibility to realize long-term capital gains throughout the year and to distribute those gains on a more regular basis to shareholders. Therefore, regular monthly distributions throughout the year may include a portion of estimated realized long-term capital gains, along with net investment income, short-term capital gains and return of capital, which is not taxable. In accordance with the Plan, the Fund is required to adhere to certain conditions in order to distribute long-term capital gains during the year. For the year ended December 31, 2017, the Fund paid distributions from net investment income and net realized gain.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Security and foreign currency transactions and any gains realized by the Fund on the sale of securities in certain non-U.S. markets are subject to non-U.S. taxes. The Fund records a liability based on any unrealized gains on securities held in these markets in order to estimate the potential non-U.S. taxes due upon the sale of these securities. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of December 31, 2017, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 0.85% of the average daily managed assets of the Fund. Managed assets are equal to the net assets plus the amount of any borrowings, used for leverage, outstanding.

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Under subadvisory agreements between the investment manager and each of Cohen & Steers Asia Limited and Cohen & Steers UK Limited (collectively, the subadvisors), affiliates of the investment manager, the subadvisors are responsible for managing the Fund’s investments in certain non-U.S. securities. For their services provided under the subadvisory agreements, the investment manager (not the Fund) pays the subadvisors. The investment manager allocates 50% of the investment management fee received from the Fund among itself and each subadvisor based on the portion of the Fund’s average daily managed assets managed by the investment manager and each subadvisor.

Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.06% of the average daily managed assets of the Fund up to $1 billion, 0.04% of the average daily managed assets of the Fund in excess of $1 billion and up to $1.5 billion and 0.02% of the average daily managed assets of the Fund in excess of $1.5 billion. On June 13, 2017, the Board of Directors of the Fund approved an amendment to the Fund’s administration agreement with the investment manager, effective October 1, 2017, to eliminate breakpoints and increase the administration fee to an annual rate of 0.06% of the average daily managed assets of the Fund. For the year ended December 31, 2017, the effective administration fee paid by the Fund to the investment manager was 0.043%, and the Fund incurred $1,271,636 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment manager. The Fund does not pay compensation to directors and officers affiliated with the investment manager except for the Chief Compliance Officer, who received compensation from the investment manager, which was reimbursed by the Fund, in the amount of $33,800 for the year ended December 31, 2017.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2017, totaled $1,333,083,220 and $1,344,681,390 respectively.

Note 4. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31,
	2017	2016
Ordinary income	118,340,335	$53,096,105
Long-term capital gain	32,505,060	120,444,355

Total dividends and distributions	150,845,395	$173,540,460

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NOTES TO FINANCIAL STATEMENTS—(Continued)

As of December 31, 2017, the tax-basis components of accumulated earnings, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$2,454,646,403

Gross unrealized appreciation on investments	$614,249,387
Gross unrealized depreciation on investments	(28,100,633)

Net unrealized appreciation (depreciation) on investments	$586,148,754

Undistributed ordinary income	$1,000,000

Undistributed long-term capital gains	$113,306,350

As of December 31, 2017, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities, passive foreign investment companies and partnership investments and permanent book/tax differences primarily attributable to foreign currency transactions, certain fixed income securities and prior year distribution adjustments. To reflect reclassifications arising from the permanent differences, paid-in capital was credited $941,961, accumulated undistributed net realized gain was charged $32,497,268 and accumulated undistributed net investment income was credited $31,555,307. Net assets were not affected by this reclassification.

Note 5. Capital Stock

The Fund is authorized to issue 300 million shares of common stock at a par value of $0.001 per share.

During the years ended December 31, 2017 and December 31, 2016, the Fund did not issue shares of common stock for the reinvestment of dividends.

On December 5, 2017, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management’s discretion and subject to market conditions and investment considerations, of up to 10% of the Fund’s common shares outstanding from January 1, 2018, through the fiscal year ended December 31, 2018.

During the years ended December 31, 2017 and December 31, 2016, the Fund did not effect any repurchases.

Note 6. Borrowings

The Fund has entered into an amended and restated credit agreement (the credit agreement) with BNP Paribas Prime Brokerage International, Ltd. (BNPP) in which the Fund pays a monthly financing charge based on a combination of LIBOR-based variable and fixed rates. The commitment amount of the credit agreement is $850,000,000. On April 7, 2017, the Fund entered into an amended and restated credit agreement with BNPP, which reduced the fee on any unused portion of the credit agreement from 0.55% per annum to 0.45% per annum. BNPP may not change certain terms of the credit agreement

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except upon 360 days’ notice. Also, if the Fund violates certain conditions, the credit agreement may be terminated. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding (or more depending on the terms of the credit agreement) and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of portfolio securities at potentially inopportune times. The Fund may, upon prior written notice to BNPP, prepay all or a portion of the fixed and variable rate portions of the credit facility. The Fund may have to pay a breakage fee with respect to a prepayment of all or a portion of the fixed rate financing under the credit facility. The credit agreement also permits, subject to certain conditions, BNPP to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding and the Fund will receive a portion of the fees earned by BNPP in connection with the rehypothecated securities. The Fund continues to receive dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPP on demand. If BNPP fails to deliver the recalled security in a timely manner, the Fund will be compensated by BNPP for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by BNPP, the Fund, upon notice to BNPP, may reduce the loan balance outstanding by the amount of the recalled security failed to be returned.

On February 24, 2015, the Fund entered into an amendment to the credit agreement in order to extend the term length of the 5-year, 6-year and 7-year fixed rate tranches of the credit agreement by three years to 2020, 2021 and 2022, respectively. The new rates will increase and become effective upon maturity date of the current fixed rate tranches. In connection with the extension, the Fund paid an arrangement fee based on the aggregate fixed rate financing amount.

As of December 31, 2017, the Fund had outstanding borrowings of $850,000,000 at a weighted average rate of 2.4% . During the year ended December 31, 2017, the Fund borrowed an average daily balance of $850,000,000 at a weighted average borrowing cost of 2.0%.

Note 7. Other Risks

Common Stock Risk: While common stocks have historically generated higher average returns than fixed income securities over the long-term, common stock has also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Fund.

Infrastructure Companies Risk: Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown,

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surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies may also be affected by or subject to high interest costs in connection with capital construction and improvement programs; difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets; inexperience with and potential losses resulting from a developing deregulatory environment; costs associated with compliance with and changes in environmental and other regulations; regulation by various government authorities; government regulation of rates charged to customers; service interruption due to environmental, operational or other mishaps; the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; technological innovations that may render existing plants, equipment or products obsolete; and general changes in market sentiment towards infrastructure and utilities assets.

Foreign Currency and Currency Hedging Risk: Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. The Fund may, but is not required to, engage in various instruments that are designed to hedge the Fund’s foreign currency risks.

If the Fund were to utilize derivatives for the purpose of hedging foreign currency risks, it would be subject to risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are counterparty risk, financial leverage risk, liquidity risk, OTC trading risk and tracking risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.

Foreign (Non-U.S.) and Emerging Market Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities, which can be expected to be greater for investments of emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Master Limited Partnership Risk: An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt

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NOTES TO FINANCIAL STATEMENTS—(Continued)

issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. Weakening energy market fundamentals may increase counterparty risk and impact MLP profitability. Specifically, energy companies suffering financial distress may be able to abrogate contracts with MLPs, decreasing or eliminating sources of revenue.

Leverage Risk: The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. The use of leverage also results in the investment management fees payable to the investment manager being higher than if the Fund did not use leverage and can increase operating costs, which may reduce total return. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of historically low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Credit and Below Investment Grade Securities Risk: Lower-rated securities, or equivalent unrated securities, which are commonly known as “high-yield bonds” or “junk bonds,” generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is

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NOTES TO FINANCIAL STATEMENTS—(Continued)

reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war, terrorist attacks, natural disasters, country instability, infectious disease epidemics, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments. The decision of the United Kingdom (UK) to exit from the European Union following the June 2016 vote on the matter (referred to as Brexit) may cause uncertainty and thus adversely impact financial results of the Fund and the global financial markets. Growing tensions between the United States and other foreign powers, or among foreign powers, and possible diplomatic, trade or other sanctions could adversely impact the markets and the Fund. The strengthening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The Department of Labor’s (DOL) final rule on conflicts of interest on fiduciary investment advice, as well as the SEC’s final rules and amendments to modernize reporting and disclosure could, among other things, restrict and/or increase the cost of the Fund’s ability to engage in transactions and/or increase overall expenses of the Fund. In addition, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of options and futures trading in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions, new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect the instruments in which the Fund invests and its ability to execute its investment strategy.

U.S. Tax Reform Risk: On December 22, 2017, the Tax Cuts and Jobs Act of 2017 (Tax Reform) was enacted, making significant changes to the United States income tax rules applicable to both individuals and entities, including the Fund and its shareholders. The Tax Reform generally limits a corporation’s deduction for net business interest expense to 30 percent of a corporation’s adjusted taxable income. The application of these interest limitations to the Fund are unclear and could result in higher investment company taxable income to the Fund.

LIBOR Risk: Many financial instruments use or may use a floating rate based on the LIBOR which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the UK’s Financial Conduct Authority announced a desire to phase out the use of

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NOTES TO FINANCIAL STATEMENTS—(Continued)

LIBOR by the end of 2021. Due to the recency of this announcement, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined.

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. New Accounting Guidance

In August 2016, the Financial Accounting Standards Board (FASB) issued a new Accounting Standards Update (ASU) No. 2016-15, “Statement of Cash Flows (Topic 230), Classification of Certain Cash Receipts and Cash Payments a consensus of the FASB’s Emerging Issues Task Force” (ASU 2016-15). ASU 2016-15 is intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. The issues addressed in ASU 2016-15 are: debt prepayment or debt extinguishment costs, settlement of zero-coupon debt instruments, contingent consideration payments made after a business combination, proceeds from the settlement of insurance claims, proceeds from the settlement of corporate-owned life insurance policies, including bank-owned life insurance policies, distributions received from equity method investments, beneficial interests in securitization transactions; and, separately identifiable cash flows and application of the predominance principle. ASU 2016-15 is effective for interim and annual reporting periods beginning after December 15, 2017. The Fund does not expect the adoption of the new standard to have a material effect on its financial statements and related disclosures.

In October 2016, the SEC adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was for periods ending after August 1, 2017. The adoption of these amendments, effective with these financial statements for the year ended December 31, 2017, required amended and additional disclosures reflected herein, but had no effect on the Fund’s net assets or results of operations.

In November 2016, the FASB issued a new ASU No. 2016-18, “Statement of Cash Flows (Topic 230), Restricted Cash, a consensus of the FASB’s Emerging Issues Task Force” (ASU 2016-18). ASU 2016-18 requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The amendments in ASU 2016-18 do

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

not provide a definition of restricted cash or restricted cash equivalents. ASU 2016-18 is effective for interim and annual reporting periods beginning after December 15, 2017. The Fund does not expect the adoption of the new standard to have a material effect on its financial statements and related disclosures.

In March 2017, the FASB issued ASU No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. The adoption will have no effect on the Fund’s net assets or results of operations.

Note 10. Subsequent Events

Management has evaluated events and transactions occurring after December 31, 2017 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Cohen & Steers Infrastructure Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cohen & Steers Infrastructure Fund, Inc. (the “Fund”) as of December 31, 2017, the related statements of operations and cash flows for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 27, 2018

We have served as the auditor of one or more investment companies in the Cohen & Steers family of mutual funds since 1991.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(Periods ended December 31, 2017) (Unaudited)

Based on Net Asset Value				Based on Market Value
One Year	Five Years	Ten Years	Since Inception (3/30/04)	One Year	Five Years	Ten Years	Since Inception (3/30/04)
25.33%	12.83%	7.10%	10.67%	33.89%	13.54%	7.22%	9.81%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage from utilization of borrowings under a credit agreement and/or from the issuance of preferred shares. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. During certain periods presented above, the investment manager waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan.

TAX INFORMATION—2017 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of $78,662,868. Additionally, 20.32% of the ordinary dividends qualified for the dividends received deduction available to corporations. Also, the Fund designates a long-term capital gain distribution of $32,505,060 at the 20% maximum rate. The Fund also designates a short-term capital gain distribution of $30,756,377.

REINVESTMENT PLAN

The Fund has a dividend reinvestment plan commonly referred to as an “opt-out” plan (the Plan). Each common shareholder who participates in the Plan will have all distributions of dividends and capital gains (Dividends) automatically reinvested in additional common shares by Computershare as agent (the Plan Agent). Shareholders who elect not to participate in the Plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose common shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a Dividend, the Plan Agent will, as agent for the shareholders, either: (i) receive the cash payment and use it to buy common shares in the open market, on the NYSE or elsewhere, for the participants’ accounts or (ii) distribute newly issued common shares of the Fund on behalf of the participants.

The Plan Agent will receive cash from the Fund with which to buy common shares in the open market if, on the Dividend payment date, the NAV per share exceeds the market price per share plus estimated brokerage commissions on that date. The Plan Agent will receive the Dividend in newly issued common shares of the Fund if, on the Dividend payment date, the market price per share plus estimated brokerage commissions equals or exceeds the NAV per share of the Fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the NAV or (ii) 95% of the closing market price per share on the payment date.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

If the market price per share is less than the NAV on a Dividend payment date, the Plan Agent will have until the last business day before the next ex-dividend date for the common stock, but in no event more than 30 days after the Dividend payment date (as the case may be, the Purchase Period), to invest the Dividend amount in shares acquired in open market purchases. If at the close of business on any day during the Purchase Period on which NAV is calculated the NAV equals or is less than the market price per share plus estimated brokerage commissions, the Plan Agent will cease making open market purchases and the uninvested portion of such Dividends shall be filled through the issuance of new shares of common stock from the Fund at the price set forth in the immediately preceding paragraph.

Participants in the Plan may withdraw from the Plan upon notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a Dividend record date; otherwise, it will be effective for all subsequent Dividends. If any participant elects to have the Plan Agent sell all or part of his or her shares and remit the proceeds, the Plan Agent is authorized to deduct a $15.00 fee plus $0.10 per share brokerage commissions.

The Plan Agent’s fees for the handling of reinvestment of Dividends will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of Dividends. The automatic reinvestment of Dividends will not relieve participants of any income tax that may be payable or required to be withheld on such Dividends.

The Fund reserves the right to amend or terminate the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 800-432-8224.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the SEC website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets. To the extent this occurs, the Fund’s shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital

COHEN & STEERS INFRASTRUCTURE FUND, INC.

decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

Election of Additional Director

Effective September 12, 2017, the Board of Directors voted to increase the number of directors on the Fund’s Board of Directors from twelve to thirteen and elected Daphne L. Richards as a Director of the Fund.

In addition to her tenure as a Director of various Cohen & Steers Funds, Ms. Richards has served as an Independent Director of Cartica Management, LLC since 2015. She has also been a Member of the Investment Committee of the Berkshire Taconic Community Foundation since 2015, a Member of the Advisory Board of Northeast Dutchess Fund since 2016, a Member of the “100 Women in Finance” Global Association Board and Chair of its Advisory Council since 2012, and has been the President and CIO of Ledge Harbor Management since 2016. Previously, Ms. Richards worked at Bessemer Trust Company from 1999 to 2014. Prior thereto, Ms. Richards held investment positions at Frank Russell Company from 1996 to 1999, Union Bank of Switzerland from 1993 to 1996, Credit Suisse from 1990 to 1993, and Hambros International Venture Capital Fund from 1988 to 1989.

Changes to the Board of Directors

On December 5, 2017, the Board of Directors voted to decrease the number of directors on the Fund’s Board of Directors from thirteen to ten, effective January 1, 2018. Directors Bonnie Cohen and Richard E. Kroon retired from the Board of Directors on December 31, 2017 pursuant to the Fund’s mandatory retirement policy. Director Richard J. Norman resigned from the Board of Directors effective December 31, 2017.

Implementation of Asset Allocation Strategy Group

The Asset Allocation Strategy Group (ASG) aggregates economic outlook, risk and relative value to develop views across asset classes and makes recommendations on allocations among the asset classes. The portfolio managers of the Fund oversee the implementation of the ASG’s asset allocation recommendations to the best degree possible. In consideration of the portfolio objectives and constraints, the portfolio managers have discretion to adjust the ASG’s recommended allocations. Each portfolio manager on the team then directs and supervises allocation decisions for their respective asset class, and leads and guides the other members of their investment team.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with its investment manager, administrator, co-administrator, custodian and transfer agent. The management of the Fund’s day-to-day operations is delegated to its officers, the investment manager, administrator and co-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Interested Directors[4]

Robert H. Steers Year of Birth: 1953	Director, Chairman	Until Next Election of Directors	Chief Executive Officer of Cohen & Steers Capital Management, Inc. (CSCM or the Advisor) and its parent, Cohen & Steers, Inc. (CNS) since 2014. Prior to that, Co-Chairman and Co-Chief Executive Officer of the Advisor since 2003 and CNS since 2004. Prior to that, Chairman of the Advisor; Vice President of Cohen & Steers Securities, LLC.	22	Since 1991

Joseph M. Harvey Year of Birth: 1963	Director	Until Next Election of Directors	President and Chief Investment Officer of the Advisor (since 2003) and President of CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	22	Since 2014

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COHEN & STEERS INFRASTRUCTURE FUND, INC.

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Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Disinterested Directors

Michael G. Clark Year of Birth: 1965	Director	Until Next Election of Directors	From 2006 to 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	22	Since 2011

Bonnie Cohen Year of Birth: 1942	Director	—[5]	Consultant. Board Member, DC Public Library Foundation since 2012, President since 2014; Board member, Telluride Mountain Film Festival since 2010; Trustee, H. Rubenstein Foundation since 1996; Trustee, District of Columbia Public Libraries from 2004 to 2014.	22	Since 2001

George Grossman Year of Birth: 1953	Director	Until Next Election of Directors	Attorney-at-law.	22	Since 1993

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COHEN & STEERS INFRASTRUCTURE FUND, INC.

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Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Dean Junkans Year of Birth: 1959	Director	Until Next Election of Directors

C.F.A.; Adjunct Professor and Executive -In -Residence, Bethel University since 2015; Chief Investment Officer at Wells Fargo Private Bank from 2004 to 2014 and Chief Investment Officer of the Wealth, Brokerage and Retirement group at Wells Fargo & Company from 2011 to 2014; Former member and Chair, Claritas Advisory Committee at the CFA Institute from 2013 to 2015; Board Member and Investment Committee member, Bethel University Foundation since 2010; formerly Corporate

Executive Board Member of the National Chief Investment Officers Circle, 2010 to 2015; formerly, Member of the Board of Governors of the University of Wisconsin Foundation, River Falls, 1996 to 2004; U.S. Army Veteran, Gulf War.

				22	Since 2015

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COHEN & STEERS INFRASTRUCTURE FUND, INC.

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Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Richard E. Kroon Year of Birth: 1942	Director	—[5]	Former member of Investment Committee, Monmouth University from 2004 to 2016; Former Director, Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation from 1981 to 2001. Former Director of the National Venture Capital Association from 1997 to 2000, and Chairman for the year 2000.	22	Since 2004

Gerald J. Maginnis Year of Birth: 1955	Director	Until Next Election of Directors	Philadelphia Office Managing Partner, KPMG LLP from 2006 to 2015; Partner in Charge, KPMG Pennsylvania Audit Practice from 2002 to 2008; President, Pennsylvania Institute of Certified Public Accountants (PICPA) from 2014 to 2015; member, PICPA Board of Directors from 2012 to 2016; member, Council of the American Institute of Certified Public Accountants (AICPA) from 2014 to 2017; member, Board of Trustees of AICPA Foundation since 2015.	22	Since 2015

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COHEN & STEERS INFRASTRUCTURE FUND, INC.

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Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Jane F. Magpiong Year of Birth: 1960	Director	Until Next Election of Directors	President, Untap Potential since 2013; Board Member, Crespi High School, from 2014 to 2017; Senior Managing Director, TIAA-CREF, from 2011 to 2013; National Head of Wealth Management, TIAA-CREF, from 2008 to 2011; and prior to that, President, Bank of America Private Bank from 2005 to 2008.	22	Since 2015

Richard J. Norman Year of Birth: 1943	Director	—[5]	Private Investor. Member, Montgomery County, Maryland Department of Corrections Volunteer Corps. since 2010; Liaison for Business Leadership, Salvation Army World Service Organization (SAWSO) since 2010; Advisory Board Member, The Salvation Army since 1985; Prior thereto, Investment Representative of Morgan Stanley Dean Witter from 1966 to 2000.	22	Since 2001

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COHEN & STEERS INFRASTRUCTURE FUND, INC.

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Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Daphne L. Richards Year of Birth: 1966	Director	Until Next Election of Directors	Independent Director of Cartica Management, LLC since 2015; Member of the Investment Committee of the Berkshire Taconic Community Foundation since 2015; Member of the Advisory Board of Northeast Dutchess Fund since 2016; Member of the 100 Women in Finance Global Association Board and Chair of its Advisory Council since 2012; President and CIO of Ledge Harbor Management since 2016; Previously, worked at Bessemer Trust Company from 1999 to 2014; Prior thereto, Ms. Richards held investment positions at Frank Russell Company from 1996 to 1999, Union Bank of Switzerland from 1993 to 1996; Credit Suisse from 1990 to 1993; and Hambros International Venture Capital Fund from 1988 to 1989.	22	Since September 2017

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COHEN & STEERS INFRASTRUCTURE FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Frank K. Ross Year of Birth: 1943	Director	Until Next Election of Directors	Visiting Professor of Accounting and Director of the Center for Accounting Education at Howard University School of Business since 2004; Board member and member of Audit Committee (Chairman from 2007 to 2012) and Human Resources and Compensation Committee Member, Pepco Holdings, Inc. (electric utility) from 2004 to 2014; Formerly, Mid-Atlantic Area Managing Partner for Assurance Services at KPMG LLP and Managing Partner of its Washington, DC offices from 1995 to 2003.	22	Since 2004

C. Edward Ward, Jr. Year of Birth: 1946	Director	Until Next Election of Directors	Member of The Board of Trustees of Manhattan College, Riverdale, New York from 2004 to 2014. Formerly, Director of closed-end fund management for the NYSE where he worked from 1979 to 2004.	22	Since 2004

[1]	The address for each director is 280 Park Avenue, New York, NY 10017.
[2]	On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.
[3]	The length of time served represents the year in which the Director was first elected or appointed to any fund in the Cohen & Steers fund complex.
[4]	“Interested person” as defined in the 1940 Act, of the Fund because of affiliation with CSCM (Interested Directors).
[5]	Bonnie Cohen and Richard E. Kroon retired from the Board of Directors on December 31, 2017 pursuant to the Fund’s mandatory retirement policy. Richard J. Norman resigned from the Board of Directors effective December 31, 2017.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

The officers of the Fund (other than Messrs. Steers and Harvey, whose biographies are provided above), their address, their year of birth and their principal occupations for at least the past five years are set forth below.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]

Adam M. Derechin 1964	President and Chief Executive Officer	Chief Operating Officer of CSCM since 2003 and CNS since 2004.	Since 2005

Robert S. Becker 1969	Vice President	Senior Vice President of CSCM since 2003.	Since 2003

Benjamin Morton 1974	Vice President	Senior Vice President of CSCM since 2003.	Since 2004

William F. Scapell 1968	Vice President	Executive Vice President of CSCM since 2014. Prior to that, Senior Vice President of CSCM since 2003.	Since 2003

Yigal D. Jhirad 1964	Vice President	Senior Vice President of CSCM since 2007.	Since 2007

Francis C. Poli 1962	Secretary and Chief Legal Officer	Executive Vice President, Secretary and General Counsel of CSCM and CNS since March 2007.	Since 2007

James Giallanza 1966	Chief Financial Officer	Executive Vice President of CSCM since January 2014. Prior to that, Senior Vice President of CSCM since 2006.	Since 2006

Albert Laskaj 1977	Treasurer	Vice President of CSCM since 2015. Prior to that, Director of Legg Mason & Co. since 2013. Vice President of Legg Mason from 2008 to 2013 and Treasurer of certain mutual funds since 2010.	Since 2015

Lisa D. Phelan 1968	Chief Compliance Officer	Executive Vice President of CSCM since 2015. Prior to that, Senior Vice President of CSCM since 2008. Chief Compliance Officer of CSCM, the Cohen & Steers funds, Cohen & Steers Asia Limited and CSSL since 2007, 2006, 2005 and 2004, respectively.	Since 2006

[1]	The address of each officer is 280 Park Avenue, New York, NY 10017.
[2]	Officers serve one-year terms. The length of time served represents the year in which the officer was first elected as an officer of any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan, LLC, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.
How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS

INSTITUTIONAL GLOBAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in global real estate securities

•	Symbol: GRSIX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRSX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS

ACTIVE COMMODITIES STRATEGY FUND

•	Designed for investors seeking total return, investing primarily in a diversified portfolio of exchange-traded commodity future contracts and other commodity-related derivative instruments

•	Symbols: CDFAX, CDFCX, CDFIX, CDFRX, CDFZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS

MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS

LOW DURATION PREFERRED AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXIX, LPXRX, LPXZX

COHEN & STEERS

PREFERRED SECURITIES AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS DIVIDEND VALUE FUND

•	Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

•	Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of global real estate equity securities of companies in a specified index

•	Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS REALTY MAJORS INDEX FUND

•	Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of U.S. real estate equity securities of companies in a specified index

•	Symbol: ICF

Distributed by SEI Investments Distribution Co.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers

Director and Chairman

Joseph M. Harvey

Director and Vice President

Michael G. Clark

Director

Bonnie Cohen

Director

George Grossman

Director

Dean Junkans

Director

Richard E. Kroon

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Richard J. Norman

Director

Daphne L. Richards

Director

Frank K. Ross

Director

C. Edward Ward, Jr.

Director

Adam M. Derechin

President and Chief Executive Officer

Robert S. Becker

Vice President

Benjamin Morton

Vice President

William F. Scapell

Vice President

Yigal D. Jhirad

Vice President

Francis C. Poli

Secretary and Chief Legal Officer

James Giallanza

Chief Financial Officer

Albert Laskaj

Treasurer

Lisa D. Phelan

Chief Compliance Officer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, NY 10017

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

Computershare

480 Washington Boulevard

Jersey City, NJ 07310

(866) 227-0757

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

New York Stock Exchange Symbol:	UTF

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

INFRASTRUCTURE FUND

280 PARK AVENUE

NEW YORK, NY 10017

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Annual Report December 31, 2017

Cohen & Steers

Infrastructure Fund

UTFAR

Item 2. Code of Ethics.

The Registrant has adopted an Amended and Restated Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Code of Ethics was in effect during the reporting period. The Registrant has not amended the Code of Ethics as described in Form N-CSR during the reporting period. The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the reporting period. A current copy of the Code of Ethics is available on the Registrant’s website at https://www.cohenandsteers.com/assets/content/uploads/Code_of_Ethics_for_Principal_Executive_and_Principal_Financial_Officers_of_the_Funds.pdf. Upon request, a copy of the Code of Ethics can be obtained free of charge by calling 800-330-7348 or writing to the Secretary of the Registrant, 280 Park Avenue, 10th floor, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Gerald J. Maginnis and Frank K. Ross qualify as audit committee financial experts based on their years of experience in the public accounting profession. The registrant’s board has determined that Michael G. Clark qualifies as an audit committee financial expert based on his years of experience in the public accounting profession and the investment management and financial services industry. Each of Messrs. Clark, Maginnis and Ross is a member of the board’s audit committee, and each is “independent” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d)	Aggregate fees billed to the registrant for the last two fiscal years ended December 31, 2017 and December 31, 2016 for professional services rendered by the registrant’s principal accountant were as follows:

	2017	2016
Audit Fees	$45,440	$54,300
Audit-Related Fees	$0	$0
Tax Fees	$13,140	$15,100
All Other Fees	$0	$0

Tax fees were billed in connection with tax compliance services, including the preparation and review of federal and state tax returns and the computation of corporate and franchise tax amounts.

(e)(1) The registrant’s audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e)(2) No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal years ended December 31, 2017 and December 31, 2016, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

	2017	2016
Registrant	$13,140	$15,100
Investment Advisor	$0	$0

(h) The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with

Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the committee are Frank K. Ross (chairman), Bonnie Cohen, Michael G. Clark, George Grossman and Gerald J. Maginnis. Director Bonnie Cohen retired from the Board of Directors on December 31, 2017 pursuant to the Fund’s mandatory retirement policy.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated voting of proxies in respect of portfolio holdings to Cohen & Steers Capital Management, Inc., in accordance with the policies and procedures set forth below.

COHEN & STEERS CAPITAL MANAGEMENT, INC.

STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF SECURITIES

This statement sets forth the policies and procedures that Cohen & Steers, Inc. and its affiliated advisors (“Cohen & Steers”, “we” or “us”) follow in exercising voting rights with respect to securities held in its client portfolios. All proxy-voting rights that are exercised by Cohen & Steers shall be subject to this Statement of Policy and Procedures.

A.	General Proxy Voting Guidelines

Objectives

Voting rights are an important component of corporate governance. Cohen & Steers has three overall objectives in exercising voting rights:

●	Responsibility. Cohen & Steers shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company’s shareholders. Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

●	Rationalizing Management and Shareholder Concerns. Cohen & Steers seeks to ensure that the interests of a company’s management and board are aligned with those of the company’s shareholders. In this respect, compensation must be structured to reward the creation of shareholder value.

●	Shareholder Communication. Since companies are owned by their shareholders, Cohen & Steers seeks to ensure that management effectively communicates with its owners about the company’s business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company’s securities.

General Principles

In exercising voting rights, Cohen & Steers shall conduct itself in accordance with the general principles set forth below.

●	The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

●	In exercising voting rights, Cohen & Steers shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

●	Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

●	In exercising voting rights on behalf of clients, Cohen & Steers shall conduct itself in the same manner as if Cohen & Steers were the constructive owner of the securities.

●	To the extent reasonably possible, Cohen & Steers shall participate in each shareholder voting opportunity.

●	Voting rights shall not automatically be exercised in favor of management-supported proposals.

●	Cohen & Steers, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.

General Guidelines

Set forth below are general guidelines that Cohen & Steers shall follow in exercising proxy voting rights:

●	Prudence. In making a proxy voting decision, Cohen & Steers shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.
●	Third Party Views. While Cohen & Steers may consider the views of third parties, Cohen & Steers shall never base a proxy voting decision solely on the opinion of a third party. Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.
●	Shareholder Value. Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, Cohen & Steers shall consider both short-term and long-term views about a company’s business and prospects, especially in light of our projected holding period on the stock (e.g., Cohen & Steers may discount long-term views on a short-term holding).

Specific Guidelines

Uncontested Director Elections

Votes on director nominees should be made on a case-by-case basis using a “mosaic” approach, where all factors are considered in director elections and where no single issue is deemed to be determinative. For example, a nominee’s experience and business judgment may be critical to the long-term success of the portfolio company, notwithstanding the fact that he or she may serve on the board of more than four public companies. In evaluating nominees, we consider the following factors:

●	Whether the nominee attended less than 75 percent of the board and committee meetings without a valid excuse for the absences;

●	Whether the nominee is an inside or affiliated outside director and sits on the audit, compensation, or nominating committees;

●	Whether the board ignored a significant shareholder proposal that was approved by a majority of the votes cast in the previous year;

●	Whether the board, without shareholder approval, to our knowledge instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year;

●	Whether the nominee is an insider or affiliated outside director and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees;

●	Whether the nominee is an insider or affiliated outsider on boards that are not at least majority independent;

●	Whether the nominee is the CEO of a publicly-traded company who serves on more than two public boards;

●	Whether the nominee is the chairperson of a publicly-traded company who serves on more than two public boards;

●	Whether the nominee serves on more than four public company boards;

●	Whether the nominee serves on the audit committee where there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company’s internal controls;

●	Whether the nominee serves on the compensation committee if that director was present at the time of the grant of backdated options or options the pricing or the timing of which we believe may have been manipulated to provide additional benefits to executives;

●	Whether the nominee has a material related party transaction or is believed by us to have a material conflict of interest with the portfolio company;

●	Whether the nominee (or the overall board) in our view has a record of making poor corporate or strategic decisions or has demonstrated an overall lack of good business judgment, including, among other things, whether the company’s total shareholder return is in the bottom 25% of its peer group over the prior five years;

●	Material failures of governance, stewardship, risk oversight[1], or fiduciary responsibilities at the company;

●	Failure to replace management as appropriate; and

●	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Proxy Access

We recognize the importance of shareholder access to the ballot process as a means to ensure that boards do not become self-perpetuating and self-serving. However, we are also aware that some proposals may promote certain interest groups and could be disruptive to the nomination process. We vote on a case-by-case basis considering the proxy access terms in light of a company’s specific circumstances and we may support proxy access proposals when management and boards have displayed a lack of shareholder accountability. Director candidates nominated pursuant to proxy access will be considered in accordance with the contested election guidelines below.

Proxy Contests

Director Nominees in a Contested Election

By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard such as is normally applied to changes in control. Criteria for evaluating director nominees as a group or individually should also include: the underlying reason why the new slate (or individual director) is being proposed; performance; compensation; corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; number of other board seats; and other experience. It is impossible to have a general policy regarding director nominees in a contested election.

Reimbursement of Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis. In the absence of compelling reasons, Cohen & Steers will generally not support such proposals.

Ratification of Auditors

We vote for proposals to ratify auditors, auditor remuneration and/or proposals authorizing the board to fix audit fees, unless:

●	an auditor has a financial interest in or association with the company, and is therefore not independent;

1 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock by the employees or directors of a company; or significant pledging of company stock in the aggregate by the officers and directors of a company.

●	there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

●	the name of the proposed auditor and/or fees paid to the audit firm are not disclosed by the company in a timely manner prior to the meeting;

●	the auditors are being changed without explanation; or

●	fees paid for non-audit related services are excessive and/or exceed limits set in local best practice recommendations or law.

In circumstances where fees for non-audit services include fees related to significant one-time capital structure events; initial public offerings; bankruptcy emergence, and spinoffs; and the company makes public disclosure of the amount and nature of those fees, then such fees may be excluded from the non-audit fees considered in determining whether non-audit related fees are excessive.

We vote on a case-by-case basis on auditor rotation proposals. Criteria for evaluating the rotation proposal include, but are not limited to: tenure of the audit firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; and any significant audit related issues.

Generally, we vote against auditor indemnification and limitation of liability; however we recognize there may be situations where indemnification and limitations on liability may be appropriate.

Takeover Defenses

While we recognize that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing shareholder value. As a result, Cohen & Steers opposes measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management. The following are our guidelines on change of control issues:

Shareholder Rights Plans

We acknowledge that there are arguments for and against shareholder rights plans, also known as “poison pills.” Companies should put their case for rights plans to shareholders.

We review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision and a 20 percent or higher flip-in provision.

Greenmail

We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Unequal Voting Rights

Generally, we vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders. We support the one-share, one-vote principle for voting.

Classified Boards

We generally vote in favor of shareholder proposals to declassify a board of directors, although we acknowledge that a classified board may be in the long-term best interests of the shareholders of a company in certain situations, such as continuity of a strong board and management team or for certain types of companies. In voting on shareholder proposals to declassify a board of directors, we evaluate all facts and circumstances surrounding such proposal, including whether: (i) the current management and board have a track record of making good corporate or strategic decisions, (ii) the shareholder proposing the de-classification has an agenda in making such proposal that may be at odds with the long-term best interests of the shareholders of the company, or (iii) it would be in the best interests of the company to thwart a shareholder’s attempt to control the board of directors.

Cumulative Voting

Having the ability to cumulate our votes for the election of directors – that is, cast more than one vote for a director about whom they feel strongly – generally increases shareholders’ rights to effect change in the management of a corporation. However, we acknowledge that cumulative voting promotes special candidates who may not represent the interests of all, or even a majority, of shareholders. In voting on proposals to institute cumulative voting, we therefore evaluate all facts and circumstances surrounding such proposal and we generally vote against cumulative voting where the company has good corporate governance practices in place, including majority voting for board elections and de-classified boards.

Shareholder Ability to Call Special Meeting

Cohen & Steers votes on a case-by-case basis for shareholder proposals requesting companies to amend their governance documents (bylaws and/or charter) in order to allow shareholders to call special meetings.

Shareholder Ability to Act by Written Consent

We generally vote against proposals to allow or facilitate shareholder action by written consent. The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.

Shareholder Ability to Alter the Size of the Board

We generally vote for proposals that seek to fix the size of the board and vote against proposals that give management the ability to alter the size of the board without shareholder approval. While we recognize the importance of such proposals, we are however also aware that these proposals are sometimes put forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to the management of the company.

Miscellaneous Board Provisions

Board Committees

Boards should delegate key oversight functions, such as responsibility for audit, nominating and compensation issues, to independent committees. The chairman and members of any committee should be clearly identified in the annual report. Any committee should have the authority to engage independent advisors where appropriate at the company’s expense.

Audit, nominating and compensation committees should consist solely of non-employee directors, who are independent of management.

Independent Chairman

We review on a case-by-case basis proposals requiring that the chairman’s position be filled by an independent director, taking into consideration the company’s current board leadership and governance structure; company performance, and any other factors that may be applicable.

Separate Chairman and CEO Role

We will generally vote for proposals looking to separate the CEO and Chairman roles. We do acknowledge, however, that under certain circumstances, it may be reasonable for the CEO and Chairman roles to be held by a single person.

Lead Directors and Executive Sessions

In cases where the CEO and Chairman roles are combined or the Chairman is not independent, we will vote for the appointment of a lead independent director and for regular executive sessions (board meetings taking place without the CEO/Chairman present).

Majority of Independent Directors

We vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

Independent Committees

We vote for shareholder proposals requesting that the board’s audit, compensation, and nominating committees consist exclusively of independent directors.

Stock Ownership Requirements

We support measures requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), which may include restricted stock or restricted stock units.

Director and Officer Indemnification and Liability Protection

We generally support indemnification provisions that are consistent with the local jurisdiction in which the company has been formed. We vote in favor of proposals providing indemnification for directors and officers with respect to acts conducted in the normal course of business. We also vote in favor of proposals that expand coverage for directors and officers where, despite an unsuccessful legal defense, the director or officer acted in good faith and in the best interests of the company and the director or officers’ legal expenses are covered. We vote against proposals that would expand indemnification beyond coverage of legal expenses to coverage of acts, such as gross negligence, that are more serious violations of fiduciary obligations.

Board Size

We generally vote for proposals to limit the size of the board to 15 members or less.

Majority Vote Standard

We generally vote for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (charter or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders.

Supermajority Vote Requirements

We generally support proposals that seek to lower super-majority voting requirements

Disclosure of Board Nominees

We generally vote against the election of directors at companies if the names of the director nominees are not disclosed in a timely manner prior to the meeting. However, we recognize that companies in certain emerging markets may have a legitimate reason for not disclosing nominee names. In such a rare case, if a company discloses a legitimate reason why such nominee names should not be disclosed, we may vote for the nominees even if nominee names are not disclosed in a timely manner.

Disclosure of Board Compensation

We generally vote against the election of directors at companies if the compensation paid to such directors is not disclosed in a timely manner prior to the meeting. However, we recognize that companies in certain emerging markets may have a legitimate reason for not disclosing such compensation information. In such a rare case, if a company discloses a legitimate reason why such compensation should not be disclosed, we may vote for the nominees even if compensation is not disclosed in a timely manner.

Miscellaneous Governance Provisions

Confidential Voting

We vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

We also vote for management proposals to adopt confidential voting.

Bundled Proposals

We review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, we vote against the proposals. If the combined effect is positive, we support such proposals. In the case of bundled director proposals, we will vote for the entire slate only if we would have otherwise voted for each director on an individual basis.

Date/Location of Meeting

We vote against shareholder proposals to change the date or location of the shareholders’ meeting. No one site will meet the needs of all shareholders.

Adjourn Meeting if Votes are Insufficient

Open-end requests for adjournment of a shareholder meeting generally will not be supported. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this policy to be carried out, the adjournment request will be supported.

Disclosure of Shareholder Proponents

We vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

Other Business

Cohen & Steers will generally vote against proposals to approve other business where we cannot determine the exact nature of the proposal to be voted on.

Capital Structure

Increase Additional Common Stock

We generally vote for increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:

●	creates a blank check preferred stock; or
●	establishes classes of stock with superior voting rights.

Blank Check Preferred Stock

Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares. We may vote in favor of this type of proposal when we receive assurances to our reasonable satisfaction that (i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to Cohen & Steers.

Pre-emptive Rights

We believe that the governance and regulation of public equity markets allow for adequate shareholder protection against dilution. Further, we believe that companies should have more flexibility to issue shares without costly and time constraining rights offerings. As such, we do not believe that pre-emptive rights are necessary and as such, we generally vote for the issuance of equity shares without pre-emptive rights. On a limited basis, we will vote for shareholder pre-emptive rights where such pre-emptive rights are necessary, taking into account the best interests of the company’s shareholders.

We acknowledge that international local practices typically call for shareholder pre-emptive rights when a company seeks authority to issue shares (e.g., UK authority for the issuance of only up to 5% of outstanding shares without pre-emptive rights). While we would prefer that companies be permitted to issue shares without pre-emptive rights, in deference to international local practices, we will approve issuance requests with pre-emptive rights.

Dual Class Capitalizations

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we vote against adoption of a dual or multiple class capitalization structure.

Restructurings/Recapitalizations

We review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis. In voting, we consider the following issues:

●	dilution—how much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
●	change in control—will the transaction result in a change in control of the company?
●	bankruptcy—generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs

Boards may institute share repurchase or stock buy-back programs for a number of reasons. Cohen & Steers will generally vote in favor of such programs where the repurchase would be in the long-term best interests of shareholders, and where the company is not thought to be able to use the cash in a more useful way.

Targeted Share Placements

These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are typically in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case-by-case basis after reviewing the individual situation of the company receiving the proposal.

Executive and Director Compensation

Executive Compensation (“Say on Pay”)

Votes regarding shareholder “say on pay” are determined on a case-by-case basis. Generally, we believe that executive compensation should be tied to the long-term performance of the executive and the company both in absolute and relative to the peer group. We therefore monitor the compensation practices of portfolio companies to determine whether compensation to these executives is commensurate to the company’s total shareholder return (TSR) (i.e., we generally expect companies that pay their executives at the higher end of the pay range to also be performing commensurately well).

Further, pay elements that are not directly based on performance are generally evaluated on a case-by-case basis considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. The following list highlights certain negative pay practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

●	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
●	Excessive perquisites or tax gross-ups;
●	New or extended agreements that provide for:
O	Change in Control (“CIC”) payments exceeding 3 times base salary and bonus;
O	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);
O	CIC payments with excise tax gross-ups (including “modified” gross-ups).

Also, we generally vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

We generally vote for annual advisory votes on compensation as we note that executive compensation is also evaluated on an annual basis by the company’s compensation committee.

Stock-based Incentive Plans

Votes with respect to compensation plans should be determined on a case-by-case basis depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated in three pillars:

●	Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:
O	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
O	SVT based only on new shares requested plus shares remaining for future grants.

●	Plan Features:
O	Automatic single-triggered award vesting upon CIC;
O	Discretionary vesting authority;
O	Liberal share recycling on various award types;
O	Minimum vesting period for grants made under the plan.

●	Grant Practices:
O	The company’s three year burn rate relative to its industry/market cap peers;
O	Vesting requirements in most recent CEO equity grants (3-year look-back);

O	The estimated duration of the plan based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years;
O	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;
O	Whether the company maintains a claw-back policy;
O	Whether the company has established post exercise/vesting share-holding requirements.

We will generally vote against the plan proposal if the combination of factors indicates that the plan is not, overall, in the shareholders’ interest, or if any of the following apply:

●	Awards may vest in connection with a liberal CIC;
●	The plan would permit repricing or cash buyout of underwater options without shareholder approval;
●	The plan is a vehicle for problematic pay practices or a pay-for-performance disconnect; or
●	Any other plan features that are determined to have a significant negative impact on shareholder interests.

Approval of Cash or Cash-and-Stock Bonus Plans

We vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.

Reload/Evergreen Features

We will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment (“evergreen”) feature.

Golden Parachutes

In general, the guidelines call for voting against “golden parachute” plans because they impede potential takeovers that shareholders should be free to consider. In particular, we oppose the use of employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) and generally withhold our votes at the next shareholder meeting for directors who to our knowledge approved golden parachutes.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

We vote on a case-by-case basis on proposals to approve the company’s golden parachute compensation. Features that may lead to a vote against include:

●	Potentially excessive severance payments (cash grants of greater than three times annual compensation (salary and bonus));
●	Agreements that include excessive excise tax gross-up provisions;
●	Single trigger payments that will happen immediately upon a change in control, including cash payment and such items as the acceleration of performance-based equity despite the failure to achieve performance measures;
●	Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);

●	Recent amendments or other changes that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders;
●	In the case of a substantial gross-up from pre-existing/grandfathered contract: the element that triggered the gross-up (i.e., option mega-grants at low point in stock price, unusual or outsized payments in cash or equity made or negotiated prior to the merger); or
●	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

Employee Stock Purchase Plans

We support employee stock purchase plans, although we generally believe the discounted purchase price should be at least 85% of the current market price.

Option Expensing

We vote for shareholder proposals to expense fixed-price options.

Vesting

We believe that restricted stock awards normally should vest over at least a two-year period.

Option Repricing

Stock options generally should not be re-priced, and never should be re-priced without shareholder approval. In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater. Cohen & Steers will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without shareholder approval.

Stock Holding Periods

Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

Transferable Stock Options

Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.

Recoup Bonuses

We generally vote for shareholder proposals to recoup incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of incentive compensation.

Incorporation

Reincorporation Outside of the United States

Generally, we will vote against companies looking to reincorporate outside of the U.S.

Voting on State Takeover Statutes

We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions). In voting on these shareholder proposals, we evaluate all facts and circumstances surrounding such proposal, including whether the shareholder proposing such measure has an agenda in making such proposal that may be at odds with the long-term best interests of the company or whether it would be in the best interests of the company to thwart a shareholder’s attempt to control the board of directors.

Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation are examined on a case-by-case basis. In making our decision, we review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

Mergers and Corporate Restructurings

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

We vote against proposals that require a super-majority of shareholders to approve a merger or other significant business combination.

Nonfinancial Effects of a Merger or Acquisition

Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote against proposals to adopt such charter provisions. We feel it is the directors’ fiduciary duty to base decisions solely on the financial interests of the shareholders.

Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeeze outs, leveraged buyouts, “going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis In evaluating these proposals and determining our votes, we are singularly focused on meeting our goal of maximizing long-term shareholder value.

Spin-offs

Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales

Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations

Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

Changing Corporate Name

We vote for changing the corporate name.

Shareholder Rights

Our position on the rights of shareholders is as follows:

●	Shareholders should be given the opportunity to exercise their rights. Notification of opportunities for the exercise of voting rights should be given in good time.
●	Shareholders are entitled to submit questions to company management.
●	Minority shareholders should be protected as far as possible from the exercise of voting rights by majority shareholders.
●	Shareholders are entitled to hold company management as well as the legal person or legal entity accountable for any action caused by the company or company management for which the company, company management or legal entity should bear responsibility.

Environmental and Social Issues

We recognize that the companies in which we invest can enhance shareholder value and long-term profitability by adopting policies and procedures that promote corporate social and environmental responsibility. Because of the diverse nature of environmental and social shareholder proposals and the myriad ways companies deal with them, these proposals should be considered on a case-by-case basis.

All such proposals are scrutinized based on whether they contribute to the creation of shareholder value, are reasonable and relevant, and provide adequate disclosure of key issues to shareholders. When evaluating social and environmental shareholder proposals, we consider the following factors (in the order of importance as set forth below):

●	The financial implications of the proposal, including whether adoption of the proposal is likely to have significant economic benefit for the company, such that shareholder value is enhanced or protected by the adoption of the proposal;
●	Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action, as many social and environmental issues are more properly the province of government and broad regulatory action;
●	Whether the subject of the proposal is best left to the discretion of the board;
●	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
●	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;
●	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
●	Whether implementation of the proposal’s request would achieve the proposal’s objectives;
●	Whether the requested information is available to shareholders either from the company or from a publicly available source; and
●	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Information pertaining to the portfolio managers of the registrant, as of March 9, 2018, is set forth below.

William F. Scapell	Executive Vice President of C&S since 2014. Prior to that, Senior Vice President of C&S since 2003.
● Vice President

● Portfolio manager since inception

Robert Becker	Senior Vice President of C&S since 2003.

● Vice President

● Portfolio manager since inception

Ben Morton	Senior Vice President of C&S since 2003.

● Vice President

● Portfolio manager since 2009

Elaine Zaharis-Nikas	Senior Vice President of C&S since 2014. Prior to that, Vice President of C&S since 2003.
● Vice President

● Portfolio manager since 2012

C&S utilizes a team-based approach in managing the registrant. Mr. Becker and Mr. Morton direct and supervise the execution of the registrant’s investment strategy, and lead and guide the other members of the team. Mr. Scapell and Ms. Zaharis-Nikas manage the registrant’s preferred securities investments.

Each portfolio manager listed above manages other investment companies and/or investment vehicles and accounts in addition to the registrant. The following tables show, as of December 31, 2017, the number of other accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The portfolio managers do not receive performance-based fees with respect to any of the registered investment companies, other pooled investment vehicles or other accounts that they manage. One (1) of the 14 other accounts managed by Mr. Morton with total assets of $141,250,669 million is subject to performanced-based fees.

William F. Scapell	Number of accounts	Total assets

● Registered investment companies	8	$14,318,826,918

● Other pooled investment vehicles	6	$9,622,652,966

● Other accounts	17	$2,858,808,397

Robert Becker	Number of accounts	Total assets

● Registered investment companies	3	$771,535,380

● Other pooled investment vehicles	11	$1,150,059,166

● Other accounts	14	$3,014,801,437

Ben Morton	Number of accounts	Total assets

● Registered investment companies	4	$1,088,617,618

● Other pooled investment vehicles	11	$1,150,059,166

● Other accounts	14	$3,014,801,437

Elaine Zaharis-Nikas	Number of accounts	Total assets

● Registered investment companies	5	$10,589,643,352

● Other pooled investment vehicles	4	$616,223,814

● Other accounts	13	$2,039,454,680

Share Ownership. The following table indicates the dollar range of securities of the registrant owned by the registrant’s portfolio managers as of December 31, 2017:

Dollar Range of Securities Owned
William F. Scapell	None
Robert Becker	$10,001–$50,000
Ben Morton	$10,001-$50,000
Elaine Zaharis-Nikas	None

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 30(h) of the Act, as applied to the Funds, require certain of the Funds’ Directors, officers, the Advisor, affiliates of the Advisor, and persons who beneficially own more than 10% of a class of the Funds’ outstanding securities to file reports of ownership of the Funds’ securities and changes in such ownership with the SEC. Those persons are required by SEC regulations to furnish the relevant Fund(s) with copies of all filings. To the Fund’s knowledge, all of its Directors and officers, the Advisor and its affiliates and certain holders of more than 10% of the applicable Fund’s common stock complied with all filing requirements under Section 16(a) of the Exchange Act and Section 30(h) of the Act during the fiscal year ended December 31, 2017. However, a Form 3 and a Form 5 were filed on February 28, 2018 to reflect Ben Morton’s ownership of UTF. These filings were made to correct an administrative error.

Conflicts of Interest. It is possible that conflicts of interest may arise in connection with the portfolio manager’s management of the registrant’s investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the registrant and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among the registrant and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the registrant.

In some cases, another account managed by a portfolio manager may provide more revenue to the Advisor. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the Advisor strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments (such as client-imposed restrictions or lack of available cash), it is the policy of the Advisor to allocate investment ideas pro rata to all accounts with the same primary investment objective.

In addition, certain of the portfolio managers may from time to time manage one or more accounts on behalf of the Advisor and its affiliated companies (the “CNS Accounts”). Certain securities held and traded in the CNS Accounts also may be held and traded in one or more client accounts. It is the policy of the Advisor however not to put the interests of the CNS Accounts ahead of the interests of client accounts. The Advisor may aggregate orders of client accounts with those of the CNS Accounts; however, under no circumstances will preferential treatment be given to the CNS Accounts. For all orders involving the CNS Accounts, purchases or sales will be allocated prior to trade placement, and orders that are only partially filled will be allocated across all accounts in proportion to the shares each account, including the CNS Accounts, was designated to receive prior to trading. As a result, it is expected that the CNS Accounts will receive the same average price as other accounts included in the aggregated order. Shares will not be allocated or re-allocated to the CNS Accounts after trade execution or after the average price is known. In the event so few shares of an order are executed that a pro-rata allocation is not practical, a rotational system of allocation may be used; however, the CNS Accounts will never be part of that rotation or receive shares of a partially filled order other than on a pro-rata basis.

Because certain CNS Accounts are managed with a cash management objective, it is possible that a security will be sold out of the CNS Accounts but continue to be held for one or more client accounts. In situations when this occurs, such security will remain in a client account only if the portfolio manager, acting in its reasonable judgment and consistent with its fiduciary duties, believes this is appropriate for, and consistent with the objectives and profile of, the client account.

Advisor Compensation Structure. Compensation of the Advisor’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus and (3) annual stock-based compensation consisting generally of restricted stock units of the Advisor’s parent, CNS. The Advisor’s investment professionals, including the portfolio managers, also receive certain retirement, insurance and other benefits that are broadly available to all of its employees. Compensation of the Advisor’s investment professionals is reviewed primarily on an annual basis.

Method to Determine Compensation. The Advisor compensates its portfolio managers based primarily on the total return performance of funds and accounts managed by the portfolio manager versus appropriate peer groups or benchmarks. C&S uses a variety of benchmarks to evaluate each portfolio managers’ performance for compensation purposes, including the FTSE Global Core Infrastructure 50/50 Net Tax Index, the ICE BofAML Fixed Rate Preferred Index, the S&P 500 Index and other broad based indexes based on the asset classes managed by each portfolio manager. In evaluating the performance of a portfolio manager, primary emphasis is normally placed on one- and three-year performance, with secondary consideration of performance over longer periods of time. Performance is evaluated on a pre-tax and pre-expense basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds and accounts with a primary investment objective of high current income, consideration will also be given to the fund’s and account’s success in achieving this objective. For portfolio managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis. The Advisor has two funds or accounts with performance-based advisory fees. Portfolio managers are also evaluated on the basis of their success in managing their dedicated team of analysts. Base compensation for portfolio managers of the Advisor varies in line with the portfolio manager’s seniority and position with the firm.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Advisor and CNS. While the annual salaries of the Advisor’s portfolio managers are fixed, cash bonuses and stock based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the period that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) For the fiscal year ended December 31, 2017, the registrant had the following dollar amounts of income and fees/compensation related to its securities lending activities:

Total
Gross income from securities lending activities	$1,187,580
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$1,009,504
Fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	—
Administrative fees that are not included in the revenue split	—
Indemnification fee not included in the revenue split	—
Rebates paid to borrowers;	—
Other fees relating to the securities lending program not included in the revenue split	—
Aggregate fees/compensation for securities lending activities and related services	$1,009,504

Net income from securities lending activities	$178,076

(b) the registrants most recent fiscal year ended December 31, 2017, BNP Paribas (“BNPP”) served as the registrant’s securities lending agent.

As a securities lending agent, BNPP is responsible for the implementation and administration of the registrant’s securities lending program. Pursuant to its respective Securities Lending Agreement (“Securities Lending Agreement”) with the registrant, BNPP, as a general matter, performs various services, including the following:

●	Locating borrowers;
●	Monitoring daily the value of the loaned securities and collateral (i.e. the collateral posted by the party borrowing);
●	Negotiation of loan terms;
●	Selection of securities to be loaned;
●	Recordkeeping and account servicing;
●	Monitoring of dividend activity and material proxy votes relating to loaned securities, and;
●	Arranging for return of loaned securities to the registrant at loan termination.

BNPP is compensated for the above-described services from its securities lending revenue split. The table above shows what the registrant earned and the fees and compensation it paid in connections with its securities lending activities during its most recent fiscal year.

Item 13. Exhibits.

(a)(1) Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

(c) Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

By: /s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer
Date: March 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer
(Principal Executive Officer)

By: /s/ James Giallanza
Name: James Giallanza
Title: Chief Financial Officer
(Principal Financial Officer)

Date: March 9, 2018